MORTGAGES, NOTES AND LOANS PAYABLE	12 Months Ended
Dec. 31, 2011
MORTGAGES, NOTES AND LOANS PAYABLE
MORTGAGES, NOTES AND LOANS PAYABLE

NOTE 7                            MORTGAGES, NOTES AND LOANS PAYABLE

Mortgages, notes and loans payable are summarized as follows (see Note 18 for the maturities of our long term commitments, and note that the table below includes mortgage debt related to properties that were part of the RPI Spin-Off as such mortgage debt is included in our Consolidated Financial Statements.):

	December 31,	December 31,
	2011	2010
	(In thousands)
Fixed-rate debt:
Collateralized mortgages, notes and loans payable	$13,091,080	$13,687,452
Corporate and other unsecured term loans	1,704,290	1,728,625
Total fixed-rate debt	14,795,370	15,416,077
Variable-rate debt:
Collateralized mortgages, notes and loans payable	2,347,644	2,425,680
Total Mortgages, notes and loans payable	$17,143,014	$17,841,757
Variable-rate debt:
Junior Subordinated Notes	$206,200	$206,200

The weighted-average interest rate excluding the effects of deferred finance costs, on our collateralized mortgages, notes and loans payable was 5.13% at December 31, 2011 and 5.24% at December 31, 2010.  The weighted average interest rate, on the remaining corporate unsecured fixed and variable rate debt and the revolving credit facility was 6.18% at December 31, 2011.

We are not aware of any instance of non-compliance with our financial covenants related to our mortgages, notes and loans payable as of December 31, 2011.

During the year ended December 31, 2011, we or our Unconsolidated Real Estate Affiliates refinanced the mortgage notes on 20 Consolidated and Unconsolidated regional malls representing $3.24 billion of new mortgage notes at our proportionate share.  These 20 new fixed-rate mortgage notes have a weighted average term of 10.16 years and generated cash proceeds in excess of in-place financing of approximately $619 million to GGP.  We have also been able to lower the weighted average interest rate of these 20 mortgage notes from 5.83% to 5.06%, while lengthening the term by approximately seven years over the remaining term previously in place.

Collateralized Mortgages, Notes and Loans Payable

As of December 31, 2011, $22.67 billion of land, buildings and equipment and developments in progress (before accumulated depreciation) have been pledged as collateral for our mortgages, notes and loans payable. Certain of these secured loans, representing $2.92 billion of debt, are cross-collateralized with other properties.  Although a majority of the $15.44 billion of fixed and variable rate collateralized mortgages, notes and loans payable are non-recourse, $2.49 billion of such mortgages, notes and loans payable are recourse due to guarantees or other security provisions for the benefit of the note holder.  In addition, certain mortgage loans contain other credit enhancement provisions (primarily master leases for all or a portion of the property) which have been provided by GGP.  Certain mortgages, notes and loans payable may be prepaid but are generally subject to a prepayment penalty equal to a yield-maintenance premium, defeasance or a percentage of the loan balance.

Corporate and Other Unsecured Loans

We have certain unsecured debt obligations, the terms of which are described below.  As the result of a consensual agreement reached in the third quarter of 2010 with lenders of certain of our corporate debt, we recognized $83.7 million of additional interest expense for the period January1, 2010 through November 9, 2010.  The results of the Plan treatment for each of these obligations is also described below.

GGP Capital Trust I, a Delaware statutory trust (the “Trust”) and a wholly-owned subsidiary of GGPLP, completed a private placement of $200.0 million of trust preferred securities (“TRUPS”) in 2006.  The Trust also issued $6.2 million of Common Securities to GGPLP.  The Trust used the proceeds from the sale of the TRUPS and Common Securities to purchase $206.2 million of floating rate Junior Subordinated Notes of GGPLP due 2041.  Distributions on the TRUPS are equal to LIBOR plus 1.45%.  Distributions are cumulative and accrue from the date of original issuance.  The TRUPS mature on April 30, 2041, but may be redeemed beginning on April 30, 2011 if the Trust exercises its right to redeem a like amount of the Junior Subordinated Notes.  The Junior Subordinated Notes bear interest at LIBOR plus 1.45%. Though the Trust is a wholly-owned subsidiary of GGPLP, we are not the primary beneficiary of the Trust and, accordingly, it is not consolidated for accounting purposes.  As a result, we have recorded the Junior Subordinated Notes as Mortgages, Notes and Loans Payable and our common equity interest in the Trust as Prepaid Expenses and Other Assets in our Consolidated Balance Sheets at December 31, 2011 and 2010.  The Plan provided for reinstatement of the TRUPS.

We have publicly-traded unsecured bonds of $1.65 billion outstanding as of December 31, 2011 and December 31, 2010.  Such bonds have maturity dates from September 2012 through November 2015 and interest rates ranging from 5.38% to 7.20%.  The bonds have covenants, including ratios of secured debt to gross assets and total debt to total gross assets. We expect to repay the $349.5 million of bonds that are due in September 2012.

In connection with the consummation of the Plan, we entered into a revolving credit facility (the “Facility”) providing for revolving loans of up to $300 million, none of which was used to consummate the Plan.  On February 25, 2011, we amended the Facility to provide for loans up to approximately $720 million and, under certain circumstances, up to $1 billion. On April 11, 2011, we further amended the Facility to provide for loans up to $750 million retaining the right, in certain circumstances, to borrow up to $1 billion.  The Facility is scheduled to mature three years from the Effective Date and the Facility is guaranteed by certain of our subsidiaries and secured by (i) first lien mortgages on certain properties, (ii) first-lien pledges of equity interests in certain of our subsidiaries and (iii) various additional collateral.

No amounts have been drawn on the Facility.  Borrowings under the Facility bear interest at a rate equal to LIBOR plus 4.5%.  The Facility contains certain restrictive covenants which limit material changes in the nature of our business conducted, including but not limited to, mergers, dissolutions or liquidations, dispositions of assets, liens, incurrence of additional indebtedness, dividends, transactions with affiliates, prepayment of subordinated debt, negative pledges and changes in fiscal periods. In addition, we are required to maintain a maximum net debt to value ratio, a maximum leverage ratio and a minimum net cash interest coverage ratio and we are not aware of any non-compliance with such covenants as of December 31, 2011.

Letters of Credit and Surety Bonds

We had outstanding letters of credit and surety bonds of $19.1 million as of December 31, 2011 and $41.8 million as of December 31, 2010.  These letters of credit and bonds were issued primarily in connection with insurance requirements, special real estate assessments and construction obligations.